UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  April 7, 2017

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10587 Double R Boulevard

Suite 100

Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits

The exhibits listed in the Exhibit Index below relate to the Registration Statement on Form S-3ASR (No. 333-217193) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit	Description

1.2

Distribution Agreement, dated April 7, 2017, among John Deere Capital Corporation and Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and RBC Capital Markets, LLC.

1.4	Amendment to Distribution Agreement, dated April 7, 2017, among John Deere Capital Corporation, Incapital LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEEE CAPITAL CORPORATION

By:	/s/ Todd E. Davies
Todd E. Davies
Secretary

Dated: April 10, 2017

Exhibit Index

Number and Description of Exhibit

1.2             Distribution Agreement, dated April 7, 2017, among John Deere Capital Corporation and Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and RBC Capital Markets, LLC.

1.4             Amendment to Distribution Agreement, dated April 7, 2017, among John Deere Capital Corporation, Incapital LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.